                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 20, 2003
                                 ---------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    001-14665                 75-2649230
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On August 14, 2003, the Registrant issued a press release announcing that it had become a member of the Standard & Poor's Market Access Program and that the Registrant's stock would no longer be listed on the Boston Stock Exchange. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  AUGUST 20, 2003

                                              CLAIMSNET.COM, INC.



                                              BY: /S/ Paul W. Miller
                                                 -------------------------------
                                              NAME:  Paul W. Miller
                                              TITLE: Chief Operating Officer and
                                                     Chief Financial Officer